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                                                                     EXHIBIT 23






                       CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-58256 and 33-68538) of SuburbFed Financial Corp. of our report dated February 6, 1998 contained in this Amendment on Form 10-K/A to the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 of SuburbFed Financial Corp.






                                     Cobitz, VandenBerg & Fennessy


May 11, 1998
Palos Hills, Illinois